D T E 1 Q 2 0 2 2 E A R N I N G S C O N F E R E N C E C A L L A P R I L 2 8 , 2 0 2 2 EXHIBIT 99.2

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “would,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This document contains forward-looking statements about DTE Energy’s financial results and estimates of future prospects, and actual results may differ materially. Many factors impact forward-looking statements including, but not limited to, the following: the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in the international steel markets and in prices of environmental attributes generated from renewable natural gas investments on DTE Vantage’s operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather, including climate change, and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth goals; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve net zero emissions goals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

Participants 3 Jerry Norcia – President and CEO Dave Ruud – Senior Vice President and CFO Barbara Tuckfield – Director Investor Relations

Focusing on our team, customers and communities while delivering for investors 4 Our Team Ensuring the health and safety of our employees 10th consecutive Gallup Great Workplace Award Customers Addressing our customers’ most vital needs Progressing on reliability initiatives to prepare for potential future severe weather and increased demand Communities Providing safe, reliable and cleaner energy and supporting our communities Enhancing job readiness through education and workforce development programs leading to energy jobs in Detroit and across Michigan Investors Delivering premium shareholder returns 2022 operating EPS1 guidance midpoint of $5.90 provides 7% growth from 2021 original guidance midpoint 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

Strong start to 2022 and well positioned for continued success 5 Achievements across all businesses • DTE Electric: filed first general rate case in almost 3 years; exceeded 50,000 residential customers in MIGreenPower voluntary renewable program • DTE Gas: accelerating 35% reduction target of Scope 3 customer emissions from 2050 to 2040; continued progress on main renewal; over 6,500 residential customers subscribed to Natural Gas Balance program • DTE Vantage: additional onsite energy and RNG projects online in 2H 2022 On track for successful 2022 • Strong year-to-date earnings; 1Q operating EPS1 of $2.31 • 2022 operating EPS guidance midpoint of $5.90 provides 7% growth from 2021 original guidance midpoint Well positioned for growth • $18 billion utility 5-year capital investment; over $40 billion investment plan over the 10-year period • 5% - 7% operating EPS growth through 2026 • Dividend growth in-line with operating EPS growth Operating EPS guidance $5.13 $5.51 $5.84 2020 2021 2022 Original guidance midpoint Revised guidance midpoint $5.90 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 5-year plan 10-year plan >$40 $18 Utility capital investment (billions) DTE Electric DTE Gas

Advancing on environmental initiatives to provide cleaner energy to our customers 6 77% 38% 25% - 30% 17% 20% 20% 2% 22% 20% - 25% 1% 16% 25% - 30% 3% 4% 4% 2005 2023E 2028E Coal Nuclear Natural gas Renewables Storage Cleaner generation mix1 (MWh %) 1. Generation mix represents one potential pathway and is subject to change Significant clean energy milestones in 2022 • Placing Blue Water Energy Center, DTE Electric’s 1,100 MW state-of-the-art natural gas plant, in service in 2Q • Retiring 1,560 MW of coal capacity with closing of St. Clair and Trenton Channel power plants • Filing IRP in October, one year earlier than originally planned Focusing on path to cleaner generation • Accelerating cessation of coal use at Belle River power plant from 2030 to 2028 • Evaluating cessation of coal use at Monroe power plant earlier than 2040 • Significant investment in renewable projects

2021 2022 Variance Primary drivers DTE Electric $208 $201 (7) Higher rate base costs and O&M partially offset by cooler weather and accelerated deferred tax amortization in 2022 DTE Gas 169 196 27 Rate implementation and cooler weather in 2022 partially offset by rate base costs DTE Vantage 28 14 (14) REF sunset at end of 2021 partially offset by new RNG projects Energy Trading 14 45 31 Performance and timing favorability in physical gas portfolio Corporate & Other (30) (8) 22 Timing of taxes DTE Energy $389 $448 $59 Operating EPS from continuing operations $2.00 $2.31 $0.31 Avg. Shares Outstanding 194 194 1Q 2022 operating earnings1 variance 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 7 (millions, except EPS)

Maintaining strong cash flow, balance sheet and credit profile 1. Funds from Operations (FFO) is calculated using operating earnings 2. Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes as equity 8 $0.0 - $0.1 $1.3 Convertible equity units Planned equity issuances 2022 - 2024 (billions) 2022 2023 2024 $1.3 - $1.5 Credit ratings S&P Moody’s Fitch DTE Energy (unsecured) BBB Baa2 BBB DTE Electric (secured) A Aa3 A+ DTE Gas (secured) A A1 A $0.0 - $0.1 • Expect minimal equity issuances outside of convertible equity units • Strong investment-grade credit rating − Targeting ~16% FFO1 / Debt2 • Increased 2022 annualized dividend 7% to $3.54 per share • Issued $400 million green bond − 4th green bond issuance in 5 years

Well positioned to continue delivering strong results for customers and shareholders 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Bloomberg as of 3/31/2022 ✓ Continued focus on our team, customers and communities ✓ 2022 operating EPS1 guidance midpoint provides 7% growth from 2021 original guidance midpoint ✓ Robust investment in cleaner generation, reliability and infrastructure renewal while focusing on maintaining customer affordability ✓ Reaffirming 5% - 7% operating EPS growth through 2026 ✓ Targeting dividend growth in-line with operating EPS growth 9 20% 79% 298% Total shareholder return2 1-year 5-year 10-year S&P 500 Utilities DTE

VISIT US: DTE INVESTOR RELATIONS 2021 ESG REPORT

11 Appendix

On track to achieve increased 2022 operating EPS1 guidance 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix (millions, except EPS) 12 2022 original guidance 2022 current guidance DTE Electric $915 - $929 $918 - $932 DTE Gas 227 - 237 232 - 238 DTE Vantage 85 - 95 90 - 95 Energy Trading 15 - 25 15 - 25 Corporate & Other (127) - (117) (120) - (115) DTE Energy $1,115 - $1,169 $1,135 - $1,175 Operating EPS from continuing operations $5.70 - $5.97 $5.80 - $6.00

Weather impact on sales 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 13 1Q 2021 1Q 2022 % Change Actuals - - 0% Normal - - 0% Deviation from normal 0% 0% Millions Per share 1Q 1Q 2021 ($9) ($0.04) 2022 $7 $0.04 Cooling degree days Operating earnings1 impact of weather Weather normal sales (GWh) 1Q 2021 1Q 2022 % Change Residential 3,834 3,781 (1%) Commercial 4,507 4,601 2% Industrial 2,525 2,479 (2%) Other 59 57 (3%) 10,925 10,918 0% DTE Electric 1Q 2021 1Q 2022 % Change Actuals 3,051 3,389 11% Normal 3,212 3,230 1% Deviation from normal (5%) 5% Millions Per share 1Q 1Q 2021 ($11) ($0.06) 2022 $12 $0.06 Heating degree days Operating earnings impact of weather DTE Gas

Cash flow and capital expenditures actuals 14 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs 2. Change in cash on hand in 2021 due to bond issuance at quarter-end 1Q 2021 1Q 2022 Cash from operations1 $1.1 $0.8 Capital expenditures (0.7) (0.8) Free cash flow $0.4 $0.0 Dividends (0.2) (0.2) Other (0.1) 0.0 Net cash $0.1 ($0.2) Debt financing Issuances $1.0 $1.1 Redemptions 0.0 (0.8) Change in debt $1.0 $0.3 Change in cash on hand2 $1.1 $0.1 1Q 2021 1Q 2022 DTE Electric Base infrastructure $190 $288 New generation 100 18 Distribution infrastructure 210 308 $500 $614 DTE Gas Base infrastructure $65 $67 Main renewal 65 56 $130 $123 Non-utility $66 $37 Total $696 $774

2022 guidance Cash from operations1 $2.6 Capital expenditures (3.7) Free cash flow ($1.1) Dividends (0.7) Other (0.1) Net cash ($1.9) Debt financing Issuances $3.5 Redemptions (2.9) Total debt financing $0.6 Equity financing2 $1.3 Total financing $1.9 2022 cash flow and capital expenditures guidance 15 2022 guidance DTE Electric Base infrastructure $1,170 New generation 210 Distribution infrastructure 1,305 $2,685 DTE Gas Base infrastructure $355 Main renewal 315 $670 Non-utility $300 - $400 Total $3,655 - $3,755 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs 2. Convertible equity units related to the 2019 midstream acquisition

Environmental, social and governance efforts are key priorities; aspiring to be the best in the industry 16 • Transitioning towards net zero1 emissions at both utilities • Accelerating transition to cleaner generation • Protecting our natural resources Environment Social Governance • Focusing on the oversight of environmental sustainability, social and governance • Ensuring board diversity • Providing incentive plans tied to safety and customer satisfaction targets • Focusing on the diversity, safety, well-being and success of employees • Revitalizing neighborhoods and investing in communities • Leader in volunteerism Outperforming industry average in ESG metrics; AA score from MSCI and top quartile for Sustainalytics 1. Definition of net zero included in the appendix

Continuing to evaluate the cessation of coal use to further accelerate decarbonization plan 17 • Stakeholder engagement will provide meaningful input into our detailed plan to ensure our goals of clean, reliable and affordable energy are achieved • Details of the plan and associated investments will be provided with the filing of the Clean Vision Plan (IRP) in October 2022 2021 204020302022 MonroeBelle River Trenton Channel St. Clair River Rouge 2028 Belle River Accelerating cessation of coal use from 2030 to 2028 Evaluating cessation of coal use earlier than 2040

1Q 2021 and 1Q 2022 reconciliation of reported to operating earnings (non- GAAP) and operating EPS (non-GAAP) 1. Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments 2. Per share amounts are divided by Weighted Average Common Shares Outstanding – Diluted, as noted on the Consolidated Statements of Operations (Unaudited) 18 Adjustments key A) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility B) Discontinued operations of DT Midstream, including transactions costs related to the separation (Earnings per share2) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of reported to operating earnings (non-GAAP) 19 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Definition of net zero Collective efforts to reduce the carbon emissions of DTE Energy's utility operations and gas suppliers, as well as efforts to offset an amount equivalent to any remaining emissions. Progress towards this goal is estimated and may vary from the calculations of other utility businesses with similar targets. Carbon emissions is defined as emissions of carbon containing compounds, including carbon dioxide and methane, that are identified as greenhouse gases.